IDEX MUTUAL FUNDS
                 IDEX TRANSAMERICA MONEY MARKET

 Supplement dated December 20, 2002 to Prospectus dated November
                            11, 2002

AFSG Securities Corporation, the distributor of IDEX Transamerica Money Market (the "Fund"), has determined to voluntarily waive all or a portion of the distribution and service (12b-1) fees payable with respect to the Fund's Class B, C, L, and M shares. The waiver by AFSG Securities Corporation is temporary and may be revised or terminated at any time.

       Please retain this supplement for future reference.